UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: January 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2010

Semi-Annual Report

Legg Mason

Western Asset

High

Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners High Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset High Income Fund for the six-month period ended January 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

II	Legg Mason Western Asset High Income Fund

Investment commentary

Economic review

Following four consecutive quarters of negative economic growth, the lengthiest recession since the Great Depression finally appeared to have ended during the reporting period.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the preliminary estimate for GDP growth was 5.9%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through January 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of January 2010, there was a 7.8 month supply of unsold homes, up from a 7.2 month supply in December 2009. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009 and 7.2% in January 2010. December’s decline was not surprising, as sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s sales decline was unexpected.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

In a continuation from the second quarter of 2009, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds during the six months ended January 31, 2010.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. This was in sharp contrast to 2008 and early 2009, when the financial markets were negatively impacted by periods of extreme volatility, illiquidity and heightened risk aversion. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratev in a range of 0 to 1/4 percent during each of its five meetings during the period. At its meeting in January 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, after the reporting period ended, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed

Legg Mason Western Asset High Income Fund	III

Investment commentary (cont’d)

raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Fixed-income market review

Continuing the trend that began in early 2009, nearly every spread sector outperformed equal-durationvi Treasuries during the six months ended January 31, 2010. While risk aversion ruled the fixed-income markets during much of 2008 and early 2009, by the end of the first quarter of 2009, there was robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 1.13% and 3.52%, respectively, two- and ten-year Treasury yields then moved sharply higher in early August, peaking at 1.32% and 3.89%, respectively. Yields then generally declined through the end of November, with two- and ten-year Treasury yields falling to 0.67% and 3.21%, respectively. With economic data further improving at the end of 2009, yields then moved sharply higher in December, as two- and ten-year Treasury yields spiked to 1.14% and 3.85%, respectively, on December 31st. However, some mixed economic data in January caused yields to decline again, and two- and ten-year Treasuries ended the reporting period at 0.82% and 3.63%, respectively.

Over the six months ended January 31, 2010, longer-term yields moved higher as economic data improved and there were fears of future inflation given the government’s massive stimulus program. With risk aversion being replaced with robust risk appetite, spread sector (non-Treasury) prices moved higher. For the six months ended January 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 3.87%.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all six months of the period. This strong rally was due to a variety of factors, including improving credit conditions, generally better-than-expected economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexviii returned 15.90% for the six months ended January 31, 2010.

Emerging market debt prices rallied sharply — posting positive returns each month during the reporting period. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over, solid domestic demand and increased investor risk appetite. Over the six months ended January 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 8.94%.

Performance review

For the six months ended January 31, 2010, Class A shares of Legg Mason Western Asset High Income Fund, excluding sales charges, returned 18.12%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, returned 15.90% for the same period. The Lipper High Current Yield Funds Category Average1 returned 13.83% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset High Income Fund:
Class A	18.12%
Class B	17.97%
Class C	17.79%
Class I	18.21%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	15.90%
Lipper High Current Yield Funds Category Average	13.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 480 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Western Asset High Income Fund

The 30-Day SEC Yields for the period ended January 31, 2010 for Class A, B, C and I shares were 8.51%, 8.34%, 8.43%, and 9.07%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 8.51%, 8.34%, 8.43% and 8.81%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.02%, 1.50%, 1.46% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

RISKS: The Fund invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset High Income Fund	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2010 and July 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	18.12%	$1,000.00	$1,181.20	0.95%	$5.22
Class B	17.97	1,000.00	1,179.70	1.48	8.13
Class C	17.79	1,000.00	1,177.90	1.40	7.69
Class I	18.21	1,000.00	1,182.10	0.72	3.96

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Class A	5.00%	$1,000.00	$1,020.42	0.95%	$4.84
Class B	5.00	1,000.00	1,017.74	1.48	7.53
Class C	5.00	1,000.00	1,018.15	1.40	7.12
Class I	5.00	1,000.00	1,021.58	0.72	3.67

[1]	For the six months ended January 31, 2010.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited)

January 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 91.3%
Consumer Discretionary — 18.1%
Auto Components — 0.3%
Allison Transmission Inc., Senior Toggle Notes	11.250%	11/1/15	$413,600	$437,382	(a)(b)
Visteon Corp., Senior Notes	8.250%	8/1/10	808,000	373,700	(c)
Visteon Corp., Senior Notes	12.250%	12/31/16	866,000	688,470	(a)(c)
Total Auto Components				1,499,552
Automobiles — 0.7%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	6,100,000	1,738,500	(c)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	4,125,000	1,144,688	(c)
Total Automobiles				2,883,188
Diversified Consumer Services — 0.4%
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	1,809,000	1,908,495	(a)
Hotels, Restaurants & Leisure — 7.6%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	1,390,000	1,442,125	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	580,000	520,550
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,735,000	1,500,775	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	3,000,000	2,805,000
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	700,000	733,250
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	1,060,000	654,550
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,134,000	2,609,055
Harrah’s Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	831,000	693,885
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,350,000	3,576,125
Indianapolis Downs LLC & Capital Corp., Senior Secured Notes	11.000%	11/1/12	1,650,000	1,122,000	(a)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	5,715,000	2,843,212	(c)(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	980,000	1,053,500	(a)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	1,500,000	1,331,250
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	95,000	95,950
MGM MIRAGE Inc., Senior Notes	11.375%	3/1/18	1,555,000	1,477,250	(a)
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	185,000	203,963	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	445,000	502,850	(a)
MGM MIRAGE Inc., Senior Subordinated Notes	8.375%	2/1/11	2,135,000	2,062,944
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,490,000	1,571,950	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	290,000	268,613
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,920,000	2,044,800	(a)
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	440,000	451,000	(a)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,610,000	1,622,075	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	1,265,000	1,043,625
Snoqualmie Entertainment Authority, Senior Secured Notes	4.680%	2/1/14	1,130,000	757,100	(a)(e)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	940,000	164,500	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	3,305,000	603,162	(c)(d)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	150,000	1,500	(c)(d)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes	7.875%	11/1/17	415,000	421,225	(a)
Total Hotels, Restaurants & Leisure				34,177,784
Household Durables — 0.8%
American Greetings Corp., Senior Notes	7.375%	6/1/16	315,000	311,850
American Greetings Corp., Senior Notes	7.375%	6/1/16	270,000	248,400

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Durables — continued
Jarden Corp., Senior Subordinated Notes	7.500%	1/15/20	$840,000	$848,400
Libbey Glass Inc., Senior Secured Notes	10.000%	2/15/15	1,060,000	1,078,550	(a)
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	1,128,000	1,099,800	(d)
Total Household Durables				3,587,000
Internet & Catalog Retail — 0.1%
Netflix Inc., Senior Notes	8.500%	11/15/17	290,000	307,400
Media — 5.2%
Affinion Group Inc., Senior Subordinated Notes	10.125%	10/15/13	710,000	725,088
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	4,965,000	5,163,600
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	1,019,587	1,220,955	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	2,500,000	2,487,500	(a)
Charter Communications Inc., Senior Secured Notes	12.875%	9/15/14	2,795,000	3,144,375	(a)
CSC Holdings Inc., Senior Notes	8.500%	6/15/15	1,115,000	1,184,687	(a)
CSC Holdings Inc., Senior Notes	8.625%	2/15/19	290,000	317,550	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	510,000	507,450
DISH DBS Corp., Senior Notes	7.875%	9/1/19	2,810,000	2,915,375
R.H. Donnelley Corp., Senior Discount Notes	6.875%	1/15/13	1,045,000	109,725	(c)
Sun Media Corp., Senior Notes	7.625%	2/15/13	1,785,000	1,729,219
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	2,035,000	2,207,975	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	690,000	733,125	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	460,000	489,900
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	560,000	585,200
Total Media				23,521,724
Multiline Retail — 1.1%
Dollar General Corp., Senior Notes	10.625%	7/15/15	171,000	188,314
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	3,589,577	3,508,811	(b)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,295,000	1,120,175
Total Multiline Retail				4,817,300
Specialty Retail — 1.3%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	1,479,000	1,087,065	(a)
Eye Care Centers of America, Senior Subordinated Notes	10.750%	2/15/15	500,000	527,500
Limited Brands Inc., Senior Notes	8.500%	6/15/19	160,000	175,200	(a)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	2,710,000	2,750,650
Michaels Stores Inc., Senior Subordinated Notes, step bond to yield	12.498%	11/1/16	1,660,000	1,381,950
Total Specialty Retail				5,922,365
Textiles, Apparel & Luxury Goods — 0.6%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	$2,415,000	2,716,875
Total Consumer Discretionary				81,341,683
Consumer Staples — 1.3%
Food Products — 0.6%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	570,000	574,275	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	705,000	727,912	(a)
Dole Food Co. Inc., Senior Secured Notes	8.000%	10/1/16	720,000	748,800	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	610,000	667,188	(a)
Total Food Products				2,718,175

See Notes to Financial Statements.

4	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Products — 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	$965,000	$977,062	(a)
Personal Products — 0.2%
Revlon Consumer Products Corp., Senior Secured Notes	9.750%	11/15/15	770,000	797,913	(a)
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,040,000	1,107,600	(a)
Alliance One International Inc., Senior Notes	10.000%	7/15/16	380,000	404,700	(a)
Total Tobacco				1,512,300
Total Consumer Staples				6,005,450
Energy — 14.6%
Energy Equipment & Services — 1.5%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	1,905,000	2,076,450
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,200,000	1,194,000
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	885,000	882,787
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	925,000	957,375	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	1,500,000	1,507,500
Parker Drilling Co., Senior Notes	9.625%	10/1/13	170,000	175,525
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	47,137
Total Energy Equipment & Services				6,840,774
Oil, Gas & Consumable Fuels — 13.1%
Adaro Indonesia PT, Notes	7.625%	10/22/19	420,000	421,050	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,260,000	1,348,200	(a)
Atlas Pipeline Partners LP, Senior Notes	8.750%	6/15/18	1,760,000	1,636,800
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	4,500,000	4,342,500
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,195,000	1,314,500
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	1,240,000	1,221,400
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	4,505,000	4,291,012
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	1,520,000	1,516,200
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	5.251%	4/15/10	3,590,961	2,926,633	(a)(b)(e)(f)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	360,000	359,647
El Paso Corp., Senior Notes	8.250%	2/15/16	80,000	86,600
Encore Acquisition Co., Senior Subordinated Notes	9.500%	5/1/16	350,000	369,250
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,300,000	1,293,466	(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	665,000	629,359	(e)
Forest Oil Corp., Senior Subordinated Notes	8.500%	2/15/14	1,485,000	1,566,675
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	70,000	36,750	(a)(c)
International Coal Group Inc., Senior Notes	10.250%	7/15/14	2,890,000	2,911,675
Mariner Energy Inc., Senior Notes	7.500%	4/15/13	1,695,000	1,720,425
Mariner Energy Inc., Senior Notes	8.000%	5/15/17	555,000	545,288
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	1,045,000	1,092,025
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,745,000	1,784,263	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,010,000	1,040,300	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	960,000	837,600
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	305,000	269,925
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	560,000	581,000
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	1,275,000	1,335,563

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petrohawk Energy Corp., Senior Notes	7.875%	6/1/15	$480,000	$494,400
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	900,000	837,000	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	630,000	568,575	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,160,000	1,293,400
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,190,000	1,261,400
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	1,430,000	1,480,050
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,105,000	1,279,038
SandRidge Energy Inc., Senior Notes	8.625%	4/1/15	4,315,000	4,363,544	(b)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	970,000	970,000
Teekay Corp., Senior Notes	8.500%	1/15/20	2,680,000	2,733,600
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	600,000	702,000
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,540,000	1,883,823
W&T Offshore Inc., Senior Notes	8.250%	6/15/14	1,855,000	1,790,075	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	2,215,000	2,248,225
Williams Cos. Inc., Notes	7.875%	9/1/21	1,017,000	1,233,100
Total Oil, Gas & Consumable Fuels				58,616,336
Total Energy				65,457,110
Financials — 13.8%
Capital Markets — 0.1%
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	1,475,000	315,281	(c)
Commercial Banks — 1.7%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	940,000	790,476
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	94,250	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	700,000	758,442	(a)(e)(g)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	330,000	314,325
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	835,000	1,069,745	(a)(e)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	790,000	756,046
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	340,000	310,444
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000	813,358	(e)(g)
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	2,165,000	2,110,875	(e)(g)
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	400,000	428,000	(e)(g)
Total Commercial Banks				7,445,961
Consumer Finance — 4.5%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	2,805,000	3,190,687	(a)
Ford Motor Credit Co., Senior Notes	3.001%	1/13/12	470,000	444,738	(e)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	9,110,000	10,472,082
GMAC Inc., Senior Notes	7.500%	12/31/13	320,000	321,600
GMAC Inc., Senior Notes	8.000%	11/1/31	2,510,000	2,428,425
GMAC Inc., Subordinated Notes	8.000%	12/31/18	180,000	171,900
GMAC LLC, Senior Bonds, zero coupon bond to yield	8.276%	12/1/12	1,310,000	1,041,649
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,495,000	1,467,257
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	915,000	704,290
Total Consumer Finance				20,242,628
Diversified Financial Services — 4.9%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	1,500,000	1,507,500	(a)

See Notes to Financial Statements.

6	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	$1,150,000	$1,319,903
CCM Merger Inc., Notes	8.000%	8/1/13	2,310,000	1,905,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/13	217,210	199,833
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/14	325,815	292,826
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	325,815	284,681
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	833,025	718,484
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	4,490,235	3,844,764
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	280,000	272,223
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,120,000	1,260,000	(a)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.750%	6/15/11	200,000	187,543
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	770,000	634,087
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	2,195,000	2,255,665	(e)(g)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,610,000	1,654,275
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	190,000	187,625
TNK-BP Finance SA	7.875%	3/13/18	1,486,000	1,560,300	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	105,375	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	725,000	754,906	(a)
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	1,200,000	1,218,000	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,805,000	1,771,156	(a)
Total Diversified Financial Services				21,934,896
Insurance — 1.4%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	870,000	591,600	(e)
American International Group Inc., Medium-Term Notes, Senior Notes	5.450%	5/18/17	2,445,000	1,962,531
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	595,000	478,386
American International Group Inc., Senior Notes	5.050%	10/1/15	540,000	450,309
American International Group Inc., Senior Notes	8.250%	8/15/18	1,440,000	1,323,173
Everest Reinsurance Holdings Inc., Subordinated Notes	6.600%	5/15/37	1,180,000	967,600	(e)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	610,000	616,100	(a)
Total Insurance				6,389,699
Real Estate Investment Trusts (REITs) — 0.3%
DuPont Fabros Technology LP, Senior Notes	8.500%	12/15/17	710,000	731,300	(a)
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	445,000	436,100
Ventas Realty LP/Ventas Capital Corp., Senior Notes	9.000%	5/1/12	158,000	166,295
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	50,000	48,750
Total Real Estate Investment Trusts (REITs)				1,382,445
Real Estate Management & Development — 0.9%
Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield	16.209%	6/30/15	1,055,600	292,929	(a)(d)
Forest City Enterprises Inc., Senior Notes	6.500%	2/1/17	830,000	675,412
Realogy Corp., Senior Notes	10.500%	4/15/14	3,517,000	3,007,035
Realogy Corp., Senior Toggle Notes	11.000%	4/15/14	268,159	222,572	(b)
Total Real Estate Management & Development				4,197,948
Total Financials				61,908,858
Health Care — 5.9%
Biotechnology — 0.1%
Talecris Biotherapeutics Holdings Corp., Senior Notes	7.750%	11/15/16	670,000	686,750	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.6%
Biomet Inc., Senior Notes	10.000%	10/15/17	$1,080,000	$1,179,900
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,125,000	1,231,875	(b)
Fresenius Medical Care Capital Trust IV, Senior Subordinated Notes	7.875%	6/15/11	170,000	178,500
Total Health Care Equipment & Supplies				2,590,275
Health Care Providers & Services — 5.2%
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,630,000	3,285,150
HCA Inc., Notes	9.000%	12/15/14	270,000	270,007
HCA Inc., Notes	7.690%	6/15/25	573,000	530,025
HCA Inc., Senior Toggle Secured Notes	9.625%	11/15/16	3,513,000	3,732,562	(b)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,420,000	2,492,600	(a)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes	8.750%	6/15/14	1,328,000	1,354,560
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	992,000	1,051,520	(a)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	3,728,000	4,156,720	(a)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	780,000	670,800	(e)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	715,000	702,488	(b)
US Oncology Holdings Inc., Senior Notes	7.178%	3/15/12	4,000,000	3,800,000	(b)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	1,225,000	1,292,375
Total Health Care Providers & Services				23,338,807
Total Health Care				26,615,832
Industrials — 10.5%
Aerospace & Defense — 1.5%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	190,000	201,400	(a)
Hawker Beechcraft Acquisition Co., Senior Toggle Notes	8.875%	4/1/15	4,786,786	2,884,039	(b)
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	2,075,000	2,111,312
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	1,385,000	1,405,775	(a)
Total Aerospace & Defense				6,602,526
Airlines — 2.8%
American Airlines Inc., Senior Secured Notes	10.500%	10/15/12	410,000	429,475	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	95,000	97,138
Continental Airlines Inc., Pass-Through Certificates	7.339%	4/19/14	1,260,000	1,192,275
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	5,155,000	4,755,487	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	1,645,000	1,628,550
Delta Air Lines Inc., Pass-Through Certificate	8.954%	8/10/14	1,753,740	1,641,939
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	670,000	701,825	(a)
Delta Air Lines Inc., Senior Secured Notes	12.250%	3/15/15	740,000	769,600	(a)
Delta Air Lines Inc., Subordinated Notes	9.750%	12/17/16	640,000	670,400
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	560,000	568,400	(a)
Total Airlines				12,455,089
Building Products — 1.0%
Associated Materials Inc., Senior Discount Notes	11.250%	3/1/14	2,495,000	2,507,475
Nortek Inc., Senior Secured Notes	11.000%	12/1/13	1,697,511	1,790,874
USG Corp., Senior Notes	9.750%	8/1/14	230,000	244,950	(a)
Total Building Products				4,543,299
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,685,000	1,853,500	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	335,000	315,738	(a)

See Notes to Financial Statements.

8	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — continued
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	$2,735,000	$2,468,337	(a)
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	264,000	268,620
Geo Group Inc., Senior Notes	7.750%	10/15/17	740,000	758,500	(a)
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	2,345,000	2,386,037
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	925,000	1,010,563	(a)
Total Commercial Services & Supplies				9,061,295
Electrical Equipment — 0.2%
Coleman Cable Inc., Senior Notes	9.000%	2/15/18	980,000	972,650	(a)
Machinery — 0.2%
American Railcar Industries Inc., Senior Notes	7.500%	3/1/14	1,060,000	1,007,000
Marine — 0.5%
Marquette Transportation Co./Marquette Transportation Finance Corp., Senior Secured Notes	10.875%	1/15/17	290,000	291,450	(a)
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	1,730,000	1,825,150	(a)
Total Marine				2,116,600
Road & Rail — 1.5%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	884,000	910,520
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	1,440,000	1,454,400
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	235,000	232,650
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	485,000	569,269
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,600,000	1,584,000	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,065,000	2,199,225
Total Road & Rail				6,950,064
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Notes	9.000%	8/15/16	935,000	949,025	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	365,000	366,825	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,130,000	1,144,125
Penhall International Corp., Senior Secured Notes	12.000%	8/1/14	1,295,000	974,488	(a)(d)
Total Trading Companies & Distributors				3,434,463
Total Industrials				47,142,986
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 0.6%
Jabil Circuit Inc., Senior Notes	7.750%	7/15/16	1,930,000	2,065,100
Jabil Circuit Inc., Senior Notes	8.250%	3/15/18	80,000	87,400
NXP BV/NXP Funding LLC, Senior Secured Notes	7.875%	10/15/14	510,000	456,450
Total Electronic Equipment, Instruments & Components				2,608,950
IT Services — 1.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,480,350	1,443,341	(b)
First Data Corp., Senior Notes	9.875%	9/24/15	1,735,000	1,539,813
First Data Corp., Senior Notes	10.550%	9/24/15	2,840,000	2,428,200	(b)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	770,000	750,750	(a)
Total IT Services				6,162,104
Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices Inc., Senior Notes	8.125%	12/15/17	360,000	363,600	(a)
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	1,110,000	993,450
Freescale Semiconductor Inc., Senior Notes	9.875%	12/15/14	332,299	294,084	(b)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — continued
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	$885,000	$721,275
Total Semiconductors & Semiconductor Equipment				2,372,409
Total Information Technology				11,143,463
Materials — 8.9%
Chemicals — 2.5%
Ashland Inc., Senior Notes	9.125%	6/1/17	2,730,000	2,982,525	(a)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,690,000	1,744,925	(a)
Hexion Finance Escrow LLC/Hexion Escrow Corp., Senior Secured Notes	8.875%	2/1/18	690,000	668,437	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	967,000	1,375,950	(a)(f)
Solutia Inc., Senior Notes	8.750%	11/1/17	980,000	1,041,250
Terra Capital Inc., Senior Notes	7.750%	11/1/19	3,185,000	3,328,325	(a)
Total Chemicals				11,141,412
Construction Materials — 0.0%
Headwaters Inc., Senior Secured Notes	11.375%	11/1/14	80,000	84,400	(a)
Containers & Packaging — 0.8%
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., Senior Secured Notes	8.250%	11/15/15	375,000	380,625	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	1,925,000	0	(c)(d)(f)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,585,000	1,672,175
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,630,000	1,638,150	(a)
Total Containers & Packaging				3,690,950
Metals & Mining — 1.8%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	3,715,000	3,845,025
Novelis Inc., Senior Notes	7.250%	2/15/15	1,610,000	1,533,525
Ryerson Holding Corp., Senior Discount Notes, zero coupon bond to yield	16.311%	2/1/15	2,870,000	1,309,437	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	310,000	323,175
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	370,000	424,575
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	560,000	642,600
Total Metals & Mining				8,078,337
Paper & Forest Products — 3.8%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	2,568,172	2,645,217	(a)(c)
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	910,000	892,119	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	4,068,000	3,701,880	(a)(f)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	1,895,000	2,037,125	(a)
NewPage Corp., Senior Secured Notes	10.000%	5/1/12	25,000	16,563
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,275,000	2,212,437
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	1,525,000	1,349,625
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,885,000	2,035,800	(a)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	2,055,000	1,949,681
Total Paper & Forest Products				16,840,447
Total Materials				39,835,546
Telecommunication Services — 8.4%
Diversified Telecommunication Services — 5.0%
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	930,000	1,006,725	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	695,000	529,938
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	1,170,000	117	(c)(d)

See Notes to Financial Statements.

10	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Intelsat Bermuda Ltd., Senior Notes	11.250%	6/15/16	$1,340,000	$1,430,450
Intelsat Corp., Senior Notes	9.250%	8/15/14	625,000	640,625
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield	11.656%	2/1/15	5,000,000	5,181,250
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	665,000	704,900
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	1,005,000	1,075,350
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	1,540,000	1,451,450
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	1,010,000	949,400	(a)
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	1,830,000	1,958,100	(a)
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	1,870,000	1,944,800	(a)
Wind Acquisition Finance SA, Senior Bonds	10.750%	12/1/15	2,630,000	2,846,975	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,210,000	1,167,650	(a)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,565,000	1,613,906
Total Diversified Telecommunication Services				22,501,636
Wireless Telecommunication Services — 3.4%
ALLTEL Communications Inc., Senior Notes	10.375%	12/1/17	1,790,000	2,147,175	(a)(b)(d)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	1,330,000	1,344,963
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	2,470,000	2,516,312
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,810,000	1,850,725
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,620,000	5,086,100
True Move Co., Ltd., Notes	10.750%	12/16/13	2,330,000	2,353,300	(a)
Total Wireless Telecommunication Services				15,298,575
Total Telecommunication Services				37,800,211
Utilities — 7.3%
Electric Utilities — 0.5%
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	2,770,000	2,181,375
Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	6.875%	12/15/13	260,000	262,600
Independent Power Producers & Energy Traders — 6.7%
AES Corp., Senior Notes	9.750%	4/15/16	665,000	723,187	(a)
AES Corp., Senior Notes	8.000%	10/15/17	730,000	739,125
AES Corp., Senior Notes	8.000%	6/1/20	1,940,000	1,954,550
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	4,525,000	3,642,625
Edison Mission Energy, Senior Notes	7.750%	6/15/16	2,240,000	1,937,600
Edison Mission Energy, Senior Notes	7.200%	5/15/19	980,000	764,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,765,000	1,306,100
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	2,750,000	2,186,250
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	13,893,420	10,281,131	(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,040,000	964,600
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	366,756	381,427
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	925,580	994,998
Mirant North America LLC, Senior Notes	7.375%	12/31/13	850,000	850,000
NRG Energy Inc., Senior Notes	7.375%	2/1/16	870,000	867,825
NRG Energy Inc., Senior Notes	7.375%	1/15/17	1,785,000	1,778,306

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Independent Power Producers & Energy Traders — continued
RRI Energy Inc., Senior Notes	7.875%	6/15/17	$910,000	$871,325
Total Independent Power Producers & Energy Traders				30,243,449
Total Utilities				32,687,424
Total Corporate Bonds & Notes (Cost — $415,734,864)				409,938,563
Collateralized Senior Loans — 3.7%
Consumer Discretionary — 0.8%
Auto Components — 0.5%
Allison Transmission Inc., Term Loan	2.990%-3.030%	4/12/10	243,468	224,055	(e)(h)(i)
Allison Transmission Inc., Term Loan B	2.990%-3.030%	4/12/10	2,462,604	2,266,256	(e)(h)(i)
Total Auto Components				2,490,311
Media — 0.1%
Citadel Broadcasting Corp.	0.000%	6/12/14	250,000	202,938	(h)(i)
Idearc Inc., Term Loan	11.000%	3/31/10	392,621	371,493	(a)(e)(f)(h)(i)
Total Media				574,431
Specialty Retail — 0.2%
Michaels Stores Inc., Term Loan B	2.500%-2.563%	4/30/10	317,808	287,567	(e)(h)(i)
Michaels Stores Inc., Term Loan B	4.750%-4.813%	4/30/10	427,698	408,571	(e)(h)(i)
Total Specialty Retail				696,138
Total Consumer Discretionary				3,760,880
Energy — 0.6%
Energy Equipment & Services — 0.6%
Turbo Beta Ltd., Term Loan	14.500%	5/13/10	2,943,312	2,590,114	(d)(e)(h)(i)
Financials — 0.7%
Diversified Financial Services — 0.2%
CIT Group Inc., Term Loan	13.000%	2/1/10	1,000,000	1,033,542	(e)(h)(i)
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	4/15/10	2,000,000	2,183,750	(h)(i)
Total Financials				3,217,292
Industrials — 0.6%
Aerospace & Defense — 0.3%
Hawker Beechcraft, Term Loan B	2.231%-2.251%	3/31/10	1,451,996	1,103,517	(e)(h)(i)
Hawker Beechcraft Acquisition Co., Term Loan	2.231%-2.251%	3/31/10	38,362	29,155	(e)(h)(i)
Total Aerospace & Defense				1,132,672
Airlines — 0.3%
United Airlines Inc., Term Loan B	2.250%	4/28/10	1,538,964	1,252,652	(e)(h)(i)
Trading Companies & Distributors — 0.0%
Penhall International Corp., Term Loan	9.631%	4/1/10	1,998,258	149,869	(e)(h)(i)
Total Industrials				2,535,193
Materials — 0.7%
Chemicals — 0.6%
Lyondell Chemical Co., Term Loan	5.793%-6.560%	2/26/10	999,014	1,049,589	(e)(h)(i)
Lyondell Chemical Co., Term Loan	3.731%-7.000%	2/26/10	1,974,102	1,435,336	(e)(h)(i)
Total Chemicals				2,484,925
Containers & Packaging — 0.1%
Berry Plastics Group Inc., Term Loan C	2.254%	3/15/10	497,442	451,118	(e)(h)(i)
Total Materials				2,936,043

See Notes to Financial Statements.

12	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 0.3%
Independent Power Producers & Energy Traders — 0.3%
Energy Future Holdings	0.000%	10/10/14	$1,760,000	$1,437,089	(h)(i)
Total Collateralized Senior Loans (Cost — $17,144,401)				16,476,611
Convertible Bonds & Notes — 0.6%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Ventas Inc., Senior Notes	3.875%	11/15/11	200,000	219,250	(a)
Industrials — 0.5%
Airlines — 0.0%
AMR Corp., Senior Notes	6.250%	10/15/14	115,000	112,700
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,465,000	2,119,900
Total Industrials				2,232,600
Total Convertible Bonds & Notes (Cost — $2,397,500)				2,451,850

Security	Rate	Maturity Date	Shares	Value
Common Stocks — 1.3%
Consumer Discretionary — 0.8%
Media — 0.8%
Charter Communications Inc.			81,808	2,505,779	(f)
Charter Communications Inc., Class A Shares			34,474	1,055,939	*
SuperMedia Inc.			4,515	163,929	(f)*
Total Consumer Discretionary				3,725,647
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			12,084	286,986	*
Financials — 0.1%
Diversified Financial Services — 0.1%
CIT Group Inc.			18,697	594,937	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			3,093	122,161	*
Materials — 0.3%
Chemicals — 0.3%
Georgia Gulf Corp.			80,179	1,230,748	*
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Pagemart Wireless			18,375	184	(d)(f)*
World Access Inc.			1,571	1	(d)*
Total Telecommunication Services				185
Total Common Stocks (Cost — $10,005,830)				5,960,664
Convertible Preferred Stocks — 1.2%
Financials — 1.2%
Diversified Financial Services — 1.2%
Bank of America Corp.	7.250%	12/31/49	3,560	3,221,800
Citigroup Inc.	7.500%	12/15/12	18,600	1,944,444	*
Total Convertible Preferred Stocks (Cost — $5,429,019)				5,166,244

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Shares	Value
Preferred Stocks — 0.5%
Consumer Discretionary — 0.0%
Media — 0.0%
ION Media Networks Inc., Series B	12.000%		6	$0	(d)(f)*
Financials — 0.4%
Commercial Banks — 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		29,000	817,800	(d)
Consumer Finance — 0.2%
GMAC Inc.	7.000%		1,622	1,159,324	(a)
Total Financials				1,977,124
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
Centaur Funding Corp.	9.080%		450	468,563	(a)
Total Preferred Stocks (Cost — $2,054,867)				2,445,687

Security		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	1,989	20	(d)(f)*
Charter Communications Inc.		11/30/14	3,790	26,625	*
Jazztel PLC		7/15/10	1,835	0	(d)(f)*
Nortek Inc.		12/7/14	3,691	47,063	(f)*
SemGroup Corp.		11/30/14	12,720	66,778	(d)*
Turbo Beta Ltd.		11/1/14	1	0	(d)(f)*
UbiquiTel Inc.		4/15/10	375	0	(a)(d)(f)*
Total Warrants (Cost — $75,819)				140,486
Total Investments before Short-Term Investment (Cost — $452,842,300)				442,580,105
Security	Rate	Maturity Date	Face Amount
Short-Term Investment — 0.3%
Repurchase Agreement — 0.3%
Morgan Stanley tri-party repurchase agreement dated 1/29/10; Proceeds at maturity — 1,057,009; (Fully collateralized by U.S. government agency obligation, 3.000% due 9/22/14; Market value — $1,095,580) (Cost — $1,057,000)	0.100%	2/1/10	$1,057,000	1,057,000
Total Investments — 98.9% (Cost — $453,899,300#)				443,637,105
Other Assets in Excess of Liabilities — 1.1%				5,145,953
Total Net Assets — 100.0%				$448,783,058

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	The coupon payment on these securities is currently in default as of January 31, 2010.

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2010.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The date shown represents the last in a range of interest rate reset dates.

(i)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

14	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2010

Assets:
Investments, at value (Cost — $453,899,300)	$443,637,105
Foreign currency, at value (Cost — $1,732)	1,751
Cash	457
Dividends and interest receivable	10,102,805
Receivable for securities sold	8,005,247
Receivable for Fund shares sold	1,070,681
Receivable for open forward currency contracts	25,934
Prepaid expenses	34,479
Total Assets	462,878,459

Liabilities:
Payable for securities purchased	10,113,906
Payable for Fund shares repurchased	3,148,808
Distributions payable	256,930
Investment management fee payable	229,086
Distribution fees payable	176,216
Trustees’ fees payable	28,681
Accrued expenses	141,774
Total Liabilities	14,095,401
Total Net Assets	$448,783,058

Net Assets:
Par value (Note 7)	$778
Paid-in capital in excess of par value	1,055,831,266
Undistributed net investment income	758,749
Accumulated net realized loss on investments and foreign currency transactions	(597,571,483)
Net unrealized depreciation on investments and foreign currencies	(10,236,252)
Total Net Assets	$448,783,058

Shares Outstanding:
Class A	40,870,808
Class B	7,485,347
Class C	28,230,923
Class I	1,295,618

Net Asset Value:
Class A (and redemption price)	$5.75
Class B*	$5.78
Class C*	$5.78
Class I (and redemption price)	$5.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.01

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended January 31, 2010

Investment Income:
Interest	$24,481,969
Dividends	157,127
Total Investment Income	24,639,096

Expenses:
Investment management fee (Note 2)	1,309,929
Distribution fees (Notes 2 and 5)	1,004,669
Transfer agent fees (Note 5)	108,308
Shareholder reports (Note 5)	41,529
Registration fees	27,085
Audit and tax	27,018
Legal fees	15,897
Custody fees	3,254
Trustees’ fees	3,184
Insurance	462
Miscellaneous expenses	999
Total Expenses	2,542,334
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,737)
Net Expenses	2,540,597
Net Investment Income	22,098,499

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(41,100,146)
Foreign currency transactions	(96)
Net Realized Loss	(41,100,242)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	90,308,069
Foreign currencies	25,943
Change in Net Unrealized Appreciation/Depreciation	90,334,012
Net Gain on Investments and Foreign Currency Transactions	49,233,770
Increase in Net Assets from Operations	$71,332,269

See Notes to Financial Statements.

16	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2010 (unaudited) and the Year Ended July 31, 2009	2010	2009

Operations:
Net investment income	$22,098,499	$46,717,514
Net realized loss	(41,100,242)	(69,179,967)
Change in net unrealized appreciation/depreciation	90,334,012	837,562
Increase (Decrease) in Net Assets From Operations	71,332,269	(21,624,891)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(21,649,819)	(45,502,618)
Decrease in Net Assets from Distributions to Shareholders	(21,649,819)	(45,502,618)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	26,559,964	37,683,741
Reinvestment of distributions	19,462,183	39,974,050
Cost of shares repurchased	(54,791,519)	(126,109,929)
Net assets of shares issued in connection with merger (Note 8)	—	20,838,197
Decrease in Net Assets From Fund Share Transactions	(8,769,372)	(27,613,941)
Increase (Decrease) in Net Assets	40,913,078	(94,741,450)

Net Assets:
Beginning of period	407,869,980	502,611,430
End of period*	$448,783,058	$407,869,980
* Includes undistributed net investment income of:	$758,749	$310,069

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.12	$5.87	$6.56	$6.64	$6.94	$6.79

Income (loss) from operations:
Net investment income	0.29	0.58	0.56	0.52	0.53	0.52
Net realized and unrealized gain (loss)	0.62	(0.77)	(0.68)	(0.07)	(0.30)	0.16
Total income (loss) from operations	0.91	(0.19)	(0.12)	0.45	0.23	0.68

Less distributions from:
Net investment income	(0.28)	(0.56)	(0.57)	(0.53)	(0.53)	(0.53)
Total distributions	(0.28)	(0.56)	(0.57)	(0.53)	(0.53)	(0.53)

Net asset value, end of period	$5.75	$5.12	$5.87	$6.56	$6.64	$6.94
Total return[3]	18.12%	(1.10)%	(2.10)%	6.75%	3.38%	10.26%

Net assets, end of period (millions)	$235	$209	$230	$310	$347	$397

Ratios to average net assets:
Gross expenses	0.95%[4]	1.07%	0.93%	0.94%[5]	0.94%	0.98%
Net expenses	0.95 [4]	1.07	0.93 [6]	0.94 [5,7]	0.92 [7]	0.96 [7]
Net investment income	10.34 [4]	12.69	8.78	7.54	7.77	7.47

Portfolio turnover rate	42%	51%	51%	63%	55%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92%.

[6]	The impact to the expense ratio was less than 0.01% as a result of compensating balances agreements.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.14	$5.89	$6.59	$6.67	$6.97	$6.82

Income (loss) from operations:
Net investment income	0.27	0.56	0.52	0.49	0.49	0.48
Net realized and unrealized gain (loss)	0.64	(0.77)	(0.69)	(0.06)	(0.30)	0.16
Total income (loss) from operations	0.91	(0.21)	(0.17)	0.43	0.19	0.64

Less distributions from:
Net investment income	(0.27)	(0.54)	(0.53)	(0.51)	(0.49)	(0.49)
Total distributions	(0.27)	(0.54)	(0.53)	(0.51)	(0.49)	(0.49)

Net asset value, end of period	$5.78	$5.14	$5.89	$6.59	$6.67	$6.97
Total return[3]	17.97%	(1.63)%	(2.77)%	6.25%	2.87%	9.65%

Net assets, end of period (millions)	$43	$45	$76	$118	$180	$273

Ratios to average net assets:
Gross expenses	1.48%[4]	1.55%	1.50%	1.42%[5]	1.46%	1.49%
Net expenses	1.48 [4]	1.55	1.50 [6]	1.42 [5,7]	1.44 [7]	1.47 [7]
Net investment income	9.81 [4]	12.11	8.20	7.06	7.22	6.95

Portfolio turnover rate	42%	51%	51%	63%	55%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40%.

[6]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.15	$5.90	$6.59	$6.67	$6.98	$6.82

Income (loss) from operations:
Net investment income	0.28	0.56	0.53	0.49	0.50	0.49
Net realized and unrealized gain (loss)	0.62	(0.76)	(0.68)	(0.06)	(0.31)	0.17
Total income (loss) from operations	0.90	(0.20)	(0.15)	0.43	0.19	0.66

Less distributions from:
Net investment income	(0.27)	(0.55)	(0.54)	(0.51)	(0.50)	(0.50)
Total distributions	(0.27)	(0.55)	(0.54)	(0.51)	(0.50)	(0.50)

Net asset value, end of period	$5.78	$5.15	$5.90	$6.59	$6.67	$6.98
Total return[3]	17.79%	(1.48)%	(2.48)%	6.31%	2.78%	9.90%

Net assets, end of period (millions)	$163	$147	$189	$255	$142	$191

Ratios to average net assets:
Gross expenses	1.40%[4]	1.51%	1.40%	1.39%[5]	1.39%	1.42%
Net expenses	1.40 [4]	1.49 [6,7]	1.38 [6,7,8]	1.36 [5,6,7]	1.37 [6]	1.40 [6]
Net investment income	9.89 [4]	12.23	8.33	7.10	7.30	7.02

Portfolio turnover rate	42%	51%	51%	63%	55%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.34%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net asset for Class C shares did not exceed 1.38%.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

20	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.14	$5.89	$6.59	$6.68	$6.98	$6.82

Income (loss) from operations:
Net investment income	0.29	0.60	0.58	0.54	0.53	0.54
Net realized and unrealized gain (loss)	0.63	(0.77)	(0.69)	(0.07)	(0.28)	0.17
Total income (loss) from operations	0.92	(0.17)	(0.11)	0.47	0.25	0.71

Less distributions from:
Net investment income	(0.29)	(0.58)	(0.59)	(0.56)	(0.55)	(0.55)
Total distributions	(0.29)	(0.58)	(0.59)	(0.56)	(0.55)	(0.55)

Net asset value, end of period	$5.77	$5.14	$5.89	$6.59	$6.68	$6.98
Total return[3]	18.21%	(0.71)%	(1.93)%	6.90%	3.67%	10.72%

Net assets, end of period (millions)	$8	$7	$8	$7	$7	$148

Ratios to average net assets:
Gross expenses	0.76%[4]	0.74%	0.65%	0.65%[5]	0.62%	0.62%
Net expenses	0.72 [4,6,7]	0.74	0.65 [8]	0.65 [5,6]	0.62 [6]	0.60 [6]
Net investment income	10.54 [4]	13.00	9.12	7.72	7.66	7.81

Portfolio turnover rate	42%	51%	51%	63%	55%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.62%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation, effective September 18, 2009 until December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.90%.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset High Income Fund (formerly known as Legg Mason Partners High Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

22	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$403,310,050	$6,628,513	$409,938,563
Collateralized senior loans	—	16,476,611	—	16,476,611
Convertible bonds & notes	—	2,451,850	—	2,451,850
Common stocks	$3,167,715	2,792,765	184	5,960,664
Convertible preferred stocks	5,166,244	—	—	5,166,244
Preferred stocks	817,800	1,627,887	0	2,445,687
Warrants	—	93,403	47,083	140,486
Total long-term investments	$9,151,759	$426,752,566	$6,675,780	$442,580,105
Short-term investment†	—	1,057,000	—	1,057,000

Total investments	$9,151,759	$427,809,566	$6,675,780	$443,637,105
Other financial instruments:
Forward foreign currency contracts	—	$25,934	—	$25,934
Total	$9,151,759	$427,835,500	$6,675,780	$443,663,039

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset Backed Securities	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of July 31, 2009	$395,850	$0	$184	$0	—	$396,034
Accrued premiums/discounts	98,300	—	—	—	—	98,300
Realized gain/(loss)[1]	(3,499,457)	(10,260,573)	(1,183,728)	—	$(260,895)	(15,204,653)
Change in unrealized appreciation (depreciation)[2]	2,435,306	10,260,573	1,183,728	—	260,915	14,140,522
Net purchases (sales)	4,564,810	—	—	—	47,063	4,611,873
Net transfers in and/or out of Level 3	2,633,704	—	—	—	—	2,633,704
Balance as of January 31, 2010	$6,628,513	—	$184	$0	$47,083	$6,675,780
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2010[2]	$(947,047)	—	—	—	$20	$(947,027)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Fund invests in high yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

24	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the net assets managed by Western Asset Limited.

As a result of an expense limitation, effective September 18, 2009 until December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.90%.

During the six months ended January 31, 2010, LMPFA waived a portion of its fee in the amount of $1,737.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, (“LMIS”) a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2010, LMIS and its affiliates received sales charges of approximately $7,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$9,000	$1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2010, the Fund had $15,693 deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$177,905,032
Sales	176,913,209

At January 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,597,064
Gross unrealized depreciation	(39,859,259)
Net unrealized depreciation	$(10,262,195)

At January 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	961,130	$1,334,190	2/17/10	$25,934

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

26	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at January 31, 2010.

ASSET DERIVATIVES[1]
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$25,934	—	$25,934
[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation).

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2010. The table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward foreign currency contracts	$25,934	—	$25,934

The Fund had an average market value of $190,599 in forward foreign currency contracts (to sell).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$282,835	$50,682	$4,333
Class B	170,041	17,251	772
Class C	551,793	36,209	2,781
Class I	—	4,166	0
Total	$1,004,669	$108,308	$7,886

*	For the period August 1, 2009 through September 8, 2009. Subsequent to September 8, 2009 these were expenses were accrued as common Fund expenses.

For the six months ended January 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$1,737
Total	$1,737

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class.

	Six Months Ended January 31, 2010	Year Ended July 31, 2009
Net Investment Income:
Class A	$11,448,817	$22,603,441
Class B	2,187,460	5,784,594
Class C	7,631,182	16,384,248
Class I	382,360	730,335
Total	$21,649,819	$45,502,618

7. Shares of beneficial interest

At January 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,854,579	$15,815,359	5,872,387	$25,897,506
Shares issued on reinvestment	1,866,593	10,316,407	4,469,605	19,756,072
Shares repurchased	(4,676,680)	(25,905,515)	(11,451,448)	(50,847,497)
Shares issued with merger	—	—	2,778,081	12,618,114
Net increase	44,492	$226,251	1,668,625	$7,424,195

Class B
Shares sold	152,154	$854,389	445,725	$2,013,434
Shares issued on reinvestment	340,278	1,887,506	1,075,626	4,770,189
Shares repurchased	(1,725,377)	(9,547,825)	(5,782,845)	(26,076,233)
Net decrease	(1,232,945)	$(6,805,930)	(4,261,494)	$(19,292,610)

Class C
Shares sold	1,730,072	$9,552,079	1,880,465	$8,652,881
Shares issued on reinvestment	1,242,362	6,899,202	3,313,987	14,736,907
Shares repurchased	(3,297,539)	(18,241,020)	(10,475,964)	(47,570,223)
Shares issued with merger	—	—	1,801,346	8,220,083
Net decrease	(325,105)	$(1,789,739)	(3,480,166)	$(15,960,352)

Class I
Shares sold	60,597	$338,137	250,574	$1,119,920
Shares issued on reinvestment	64,768	359,068	158,817	710,882
Shares repurchased	(196,970)	(1,097,159)	(316,337)	(1,615,976)
Net increase (decrease)	(71,605)	$(399,954)	93,054	$214,826

8. Transfer of net assets

On October 10, 2008, the Fund acquired the assets and certain liabilities of the Heritage High Yield Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Heritage High Yield Bond Fund	Total Net Assets of the Fund
Heritage High Yield Bond Fund	4,579,427	$20,838,197	$372,379,898

28	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $12,574,708 and accumulated net realized loss of $12,048,572. Total net assets of the Fund immediately after the transfer were $393,218,095. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital loss carryforward

On July 31, 2009, the Fund had a net capital loss carryforward of approximately $497,316,354, of which $304,523,742 expires in 2010, $139,767,629 expires in 2011, $16,108,849 expires in 2012, $29,939 expires in 2014, $6,902,446 expires in 2016 and $29,983,749 expires in 2017. These amounts will be available to offset any future taxable gains.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

30	Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

Legg Mason Western Asset High Income Fund 2010 Semi-Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board

32	Legg Mason Western Asset High Income Fund

observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as

Legg Mason Western Asset High Income Fund	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the funds in the Expense Group at all asset levels. The Board also considered the current size of the Fund and the fact that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

34	Legg Mason Western Asset High Income Fund

Legg Mason Western Asset

High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

Legg Mason Western Asset High Income Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2172 3/10 SR10-1048

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: March 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	March 26, 2010

By:	/S/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	March 26, 2010